TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated November 22, 2013

to the

Prospectus dated October 3, 2013

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the PURCHASE—Policy Issue Requirements section in the prospectus:

We will not issue a policy unless:

•	we receive in good order (See OTHER INFORMATION—Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;

•	we receive in good order (at our Administrative Office) a minimum initial premium payment; and

•	the annuitant is age 89 or younger (the limit may be lower for qualified policies and certain optional benefits).

For policies sold through certain financial intermediaries, we will not issue a policy unless:

•	we receive in good order (See OTHER INFORMATION—Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;

•	we receive in good order (at our Administrative Office) a minimum initial premium payment;

•	the owner is the annuitant (except with respect to non-natural owners);

•	there are no joint owners; and

•	the annuitant is age 89 or younger (the limit may be lower for qualified policies and certain optional benefits).

We reserve the right to reject any application.

In some cases, an ownership structure not available through a financial intermediary may be obtained by contacting us directly. For more information on the ownership options available, please contact your financial intermediary or our administrative office.